EXECUTION COPY


                  ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC
                         TRANSITION BONDS, SERIES 2003-1

                         ATLANTIC CITY ELECTRIC COMPANY



                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                               December 18, 2003

To the Representative named
     in Schedule I hereto of the
     Underwriters named in
     Schedule II hereto

Ladies and Gentlemen:

          1. Introduction. Atlantic City Electric Transition Funding LLC, a Delaware limited liability company (the "Issuer"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, the principal amount of the securities identified in Schedule I hereto (the "Transition Bonds"). If the firm or firms listed in Schedule II hereto include only the firm listed in Schedule I hereto, then the terms "Underwriters" and "Representative", as used herein, shall each be deemed to refer to such firm.

          The Issuer is a wholly-owned subsidiary of Atlantic City Electric Company, an operating electric utility incorporated under the laws of the State of New Jersey (the "Company"), and was formed on March 28, 2001 for the purpose of purchasing and owning the Bondable Transition Property, issuing one or more series of Transition Bonds, and pledging its interest in the Collateral to The Bank of New York (the "Bond Trustee") under an indenture, dated as of December 19, 2002 (as amended and supplemented from time to time, including any Series Supplement, the "Indenture"), between the Issuer and the Bond Trustee, to secure such Transition Bonds. All outstanding series of transition bonds issued under the Indenture (collectively the "Issuer Transition Bonds") will be secured primarily by the Bondable Transition Property. The Initial Bondable Transition Property was sold by the Company to the Issuer pursuant to a sale agreement, dated as of December 19, 2002 (the "Sale Agreement"), and the related bill of sale (the "Series 2002-1 Bill of Sale"), between the Company and the Issuer in connection with the issuance by the Issuer of $440,000,000 aggregate principal amount of its Transition Bonds, Series 2002-1 (the "Series 2002-1 Transition Bonds") on December 19, 2002. The additional Bondable Transition Property established pursuant to the Financing Order (as defined below) in connection with the issuance of the Transition Bonds (the "Series 2003-1 Bondable Transition Property") will be sold to the Issuer by the Company pursuant to the Sale Agreement and a related bill of sale (together with the Series 2002-1 Bill of Sale, the "Bills of Sale") in connection with the issuance of the Transition Bonds. The Bondable Transition Property is serviced pursuant to a servicing agreement, dated as of December 19, 2002 (as


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amended and supplemented from time to time, the "Servicing Agreement"), between the Company, as servicer, and the Issuer.

          Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Indenture.

          2. Representations and Warranties. Each of the Company and the Issuer represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2. Certain terms used in this Section 2 are defined in paragraph
(c) hereof.

          (a) If the offering of the Transition Bonds is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Transition Bonds is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

               (i) The Issuer and the Transition Bonds meet the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act"), and the Issuer has filed with the Securities and Exchange Commission (the "SEC") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Transition Bonds. The Issuer may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Transition Bonds is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Transition Bonds and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Issuer will next file with the SEC pursuant to Rules 415 and 424(b) (2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Transition Bonds and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Transition Bonds and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Issuer has advised you, prior to the Execution Time, will be included or made therein.

               (ii) The Issuer and the Transition Bonds meet the requirements for the use of Form S-3 under the Act and the Issuer has filed with the SEC a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Transition Bonds. The Issuer may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has


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


          previously been furnished to you. The Issuer will next file with the SEC either (x) a final prospectus supplement relating to the Transition Bonds in accordance with Rules 430A and 424(b)(l) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Issuer has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Transition Bonds and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Transition Bonds and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Issuer has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Issuer nor the Company makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Forms T-l) under the Trust Indenture Act of the Bond Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Transition Bonds and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Transition Bonds that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Transition Bonds, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Transition Bonds and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed-Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Transition Bonds is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.


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


          2A Each Underwriter represents and warrants severally to and agrees with the Company and the Issuer that:

          (a) As of the date hereof and as of the Closing Date, each Underwriter has complied with all of its obligations under Section 11 hereof. Prior to the delivery of the Preliminary Final Prospectus, no written material of any kind relating to the Transition Bonds will be delivered to potential investors other than Computational Materials and ABS Term Sheets (as such terms are defined in Section 11 hereof). It is understood and agreed between the parties hereto that the only ABS Term Sheets or Computational Materials that have been or will be delivered to prospective investors by the Underwriters are the Computational Materials dated December 10, 2003 and the Computational Materials dated December 17, 2003 that have been delivered by the Issuer to the Representative and that are attached hereto as Exhibit B and Exhibit C, respectively.

          3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Issuer, at the purchase price set forth in
Schedule I hereto the principal amount of the Transition Bonds set forth opposite such Underwriter's name in Schedule II hereto. Such purchase shall be in accordance with the other terms and conditions set forth in Schedule I hereto.

          4. Delivery and Payment. Delivery of and payment for the Transition Bonds shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representative and the Issuer or as provided in Section 9 hereof (such date and time of delivery and payment for the Transition Bonds being herein called the "Closing Date"). Delivery of the Transition Bonds shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to the Issuer by wire transfer of immediately available funds. Delivery of the Transition Bonds shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date. The Transition Bonds to be so delivered shall be initially represented by Bonds registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Transition Bonds will be represented by book entries on the records of DTC and participating members thereof. Definitive Transition Bonds will be available only under limited circumstances.

          The Issuer agrees to have the Transition Bonds available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

          5. Covenants.

          (a) Covenants of the Issuer. The Issuer covenants and agrees with the several Underwriters that:

               (i) The Issuer will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Transition Bonds, the Issuer will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Issuer has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Issuer will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the SEC pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Issuer will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the SEC pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Transition Bonds, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the SEC for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Transition Bonds for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Issuer will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (ii) If, at any time when a prospectus relating to the Transition Bonds is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Issuer promptly will (i) prepare and file with the SEC, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

               (iii) As soon as practicable, the Issuer will make generally available to the Bondholders and to the Representative an earnings statement or statements of the Issuer which will satisfy the provisions of Section 11 (a) of the Act and Rule 158 under the Act.

               (iv) The Issuer will furnish to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Issuer shall furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Act. The Issuer will pay the expenses of printing or other production of all documents specifically relating to the offering of the Transition Bonds under the Act.

               (v) The Issuer will cooperate in qualifying the Transition Bonds for sale under the laws of such jurisdictions as the Representative may reasonably request, will maintain such qualifications in effect so long as required for the distribution of the Transition Bonds and will arrange for the determination of the legality of the Transition Bonds for purchase by institutional investors; provided that in no event shall the Issuer (a) submit to any State requirements which it deems unduly burdensome or (b) be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Transition Bonds, in any jurisdiction where it is not now so subject.

               (vi) Until the business date set forth on Schedule I hereto, the Issuer will not, without the consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities of a special purpose vehicle (other than the Transition Bonds).

               (vii) For a period from the date of this Agreement until the retirement of the Transition Bonds, or until such time as the Underwriters shall cease to maintain a secondary market in the Transition Bonds, whichever occurs first, the Issuer will deliver to the Representative the annual statements of compliance and the annual independent auditor's servicing reports furnished to the Issuer or the Bond Trustee pursuant to the Servicing Agreement or the Indenture, as applicable, as soon as such statements and reports are furnished to the Issuer or the Bond Trustee.

               (viii) So long as any of the Transition Bonds are outstanding, the Issuer will furnish to the Representative (i) as soon as available, a copy of each report filed with the SEC under the Exchange Act, or mailed to Bondholders, (ii) a copy of any filings with the New Jersey Board of Public Utilities (the "BPU") or any other governmental agency or instrumentality relating to the Transition Bonds, and (iii) from time to time, any information concerning the Company or the Issuer, as the Representative may reasonably request.

               (ix) To the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(o) of this Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Issuer on or after the Closing Date, the Issuer shall furnish such documents and take such other actions as are reasonably required.

               (x) The Issuer will file with the SEC a report on Form 8-K setting forth all Computational Materials and ABS Term Sheets (as such terms are defined in Section 11) provided to the Issuer by an Underwriter and identified by it as such within the time period allotted for such filing pursuant to the No-Action Letters (as defined in Section 11); provided, however, that prior to any filing of the Computational Materials and ABS Terms Sheets by the Issuer, such Underwriter must comply with its obligations pursuant to Section 11 and the Issuer must receive a letter from PricewaterhouseCoopers LLP, certified public accountants, satisfactory in form and substance to the Issuer and such Underwriter, to the effect that such accountants have performed specified procedures, all of which have been agreed to by the Issuer and such Underwriter, as a result of which they have determined that the information included in the Computational Materials and ABS Term Sheets (if any), provided by such Underwriter to the Issuer for filing on Form 8-K pursuant to Section 11 and this subsection (x), and which the accountants have examined in accordance with such agreed upon procedures, is accurate. The Issuer shall file any corrected Computational Materials or ABS Term Sheets described in
          Section 11(a)(iii) as soon as practicable following receipt thereof.

          (b) Covenants of the Company. The Company covenants and agrees with the several Underwriters that, to the extent that the Issuer has not already performed such act pursuant to Section 5 (a):

               (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. The Company will use its best efforts to prevent the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof.

               (ii) Until the business date set forth on Schedule I hereto, the Company will not, without the consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities of a special purpose vehicle (other than the Transition Bonds).

               (iii) So long as any of the Transition Bonds are outstanding and the Company is the Servicer, the Company will furnish to the Representative (i) as soon as available, a copy of each report filed with the SEC under the Exchange Act, or mailed to Bondholders, (ii) a copy of any filings with the BPU pursuant to the Financing Order relating to the Transition Bonds, including, without limitation, filings to adjust the Transition Bond Charge from time to time, and
          (iii) from time to time, any information concerning the Company and, to the extent readily available, the Issuer, as the Representative may reasonably request.

               (iv) To the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(o) of this Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Company on or after the Closing Date, the Company shall furnish such documents and take such other actions as are reasonably required.

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Transition Bonds shall be subject to the accuracy of the representations and warranties on the part of the Issuer and the Company contained herein as of the Execution Time and the Closing Date and on the part of the Company contained in the Sale Agreement and the Servicing Agreement as of the Closing Date, to the performance by the Issuer and the Company of their respective obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date, or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424 (b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Representative shall have received opinions of counsel for the Company, portions of which may be delivered by LeBoeuf, Lamb, Greene & MacRae, L.L.P., outside counsel for the Company, and portions of which may be delivered by Randall V. Griffin, in-house counsel for the Company, each dated the Closing Date and each subject to customary qualifications, exceptions, and limitations, in form and substance reasonably satisfactory to the Representative, to the effect that:

               (i) the Company (a) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, (b) has all requisite corporate power to own its properties, conduct its business as presently conducted and execute, deliver and perform its obligations under this Agreement, the Sale Agreement, and the Servicing Agreement, as applicable, and (c) is duly qualified to do business, in all jurisdictions (and is in good standing under the laws of all such jurisdictions) to the extent that such qualification and good standing is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents to which the Company is party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby;

               (ii) the Sale Agreement and the Servicing Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws and to equitable principles affecting the rights and remedies of creditors generally);

               (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

               (iv) this Agreement has been duly authorized, executed and delivered by the Company;

               (v) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company, of the transactions contemplated herein, except such as have been obtained under the New Jersey Electric Discount and Energy Competition Act (the "Competition Act") and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Transition Bonds by the Underwriters and such other consents, approvals and authorizations as have been obtained;

               (vi) neither the execution and delivery of this Agreement, the Sale Agreement, or the Servicing Agreement, nor the consummation of the transactions contemplated by this Agreement, the Sale Agreement or the Servicing Agreement, nor the fulfillment of the terms of this Agreement, the Sale Agreement or the Servicing Agreement by the Company will (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the articles of incorporation, bylaws or other organizational documents of the Company, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, material agreement or other material instrument to which the Company is a party or by which the Company is bound, (B) result in the creation or imposition of any lien upon any properties of the Company pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Basic Documents and the Competition Act), or (C) violate any law or any order, rule or regulation applicable to the Company of any court or of any federal or New Jersey regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or any of its properties;

               (vii) all filings, that are necessary to fully preserve and protect the interests of the Issuer in the Bondable Transition Property have been executed and filed; and

               (viii) neither the execution and delivery of this Agreement, the Sale Agreement, the Servicing Agreement or the Indenture, nor the issue and sale of the Transition Bonds, nor the consummation of the transactions contemplated by this Agreement, the Sale Agreement, the Servicing Agreement or the Indenture, nor the fulfillment of the terms of this Agreement, the Sale Agreement, the Servicing Agreement or the Indenture, by the Issuer will violate the terms of the Mortgage and Deed of Trust dated January 15, 1937, as amended, between the Company and The Bank of New York, as trustee.

In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Representative shall have received opinions of counsel for the Issuer, portions of which may be delivered by LeBoeuf, Lamb, Greene & MacRae L.L.P., outside counsel for the Issuer, and portions of which may be delivered by Randall V. Griffin, in-house counsel for the Company, each dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

               (i) the Issuer has been duly formed and is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware, with all requisite limited liability company power to execute, deliver and perform its obligations under this Agreement, the Sale Agreement, the Servicing Agreement, the Administration Agreement and the Indenture;

               (ii) the Sale Agreement, the Servicing Agreement, the Administration Agreement and the Indenture have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding agreements of the Issuer enforceable against the Issuer in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws and to equitable principles affecting the rights and remedies of creditors generally); and the Transition Bonds have been duly authorized and executed by the Issuer, and when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute legal, valid and binding obligations of the Issuer entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws and to equitable principles affecting the rights and remedies of creditors generally);

               (iii) this Agreement has been duly authorized, executed and delivered by the Issuer;

               (iv) the Indenture has been duly qualified under the Trust Indenture Act;

               (v) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Issuer, or relating to the Transition Bonds, the Competition Act, the bondable stranded costs rate order issued by the BPU to the Company on September 25, 2003 (the "Financing Order") or the use and enjoyment of Bondable Transition Property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required;

               (vi) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel (and after being advised by the staff of the Commission to such effect), no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and the notes and schedules thereto and other financial and statistical information contained therein and in the Form T-1 as to which such counsel need express no belief) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; in addition, such counsel shall confirm, on the basis of certain assumptions, that such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Prospectus as of its date and the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no belief);

               (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Issuer of the transactions contemplated herein, except such as have been obtained under the Competition Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Transition Bonds by the Underwriters and such other consents, approvals and authorizations as have been obtained;

               (viii) neither the execution and delivery of this Agreement, the Sale Agreement, the Servicing Agreement, the Administration Agreement or the

          Indenture, nor the issue and sale of the Transition Bonds, nor the consummation of the transactions contemplated by this Agreement, the Sale Agreement, the Servicing Agreement, the Administration Agreement or the Indenture, nor the fulfillment of the terms of this Agreement, the Sale Agreement, the Servicing Agreement, the Administration Agreement or the Indenture by the Issuer, will (A) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the Issuer LLC Agreement, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument known to such counsel and to which the Issuer is a party or by which the Issuer is bound, (B) result in the creation or imposition of any lien upon any properties of the Issuer pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated by the Basic Documents and the Competition Act), or (C) violate any law or any order, rule or regulation applicable to the Issuer of any court or of any federal or New Jersey or Delaware regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer, or any of its properties;

               (ix) the Indenture is effective to create in favor of the Bond Trustee for the benefit of the holders of all outstanding series of Transition Bonds a security interest in the Collateral (as defined in the Indenture) consisting of the Bondable Transition Property and (to the extent a security interest therein can be granted under the New Jersey UCC or the Delaware UCC, as applicable) in the proceeds of the Bondable Transition Property; upon the issuance of the Transition Bonds and the giving of value to the Issuer by the Bond Trustee on behalf of the purchasers of the Transition Bonds with respect to the Bondable Transition Property and such proceeds, such security interest in the Bondable Transition Property, and in the portion of the proceeds of the Bondable Transition Property in which a security interest can be perfected by filing in the respective jurisdictions, will be perfected; and based solely on the Search Reports and factual certificates, such perfected security interest will rank prior to any other security interest of any other creditor of the Issuer with respect to the Bondable Transition Property and such portion of such proceeds;

               (x) the Indenture is effective to create in favor of the Bond Trustee for the benefit of the holders of all outstanding series of Transition Bonds a security interest in the Collateral consisting of the Issuer's rights in the Sale Agreement, the Bills of Sale, the Servicing Agreement and the Administration Agreement (collectively, the "Pledged Contracts"); upon the issuance of the Transition Bonds and the giving of value to the Issuer by the Bond Trustee on behalf of the purchasers of the Transition Bonds with respect to the Pledged Contracts, such security interest in the Pledged Contracts will be perfected; and based solely on the Search Reports and factual certificates, such perfected security interest will rank prior to any other security interest of any other creditor of the Issuer with respect to the Pledged Contracts;

               (xi) the Indenture is effective to create in favor of the Bond Trustee for the benefit of the holders of all outstanding series of Transition Bonds a security interest in (i) the Collection Account and the Subaccounts (each as defined in the Indenture) for each outstanding Series (collectively, the "Accounts") and (ii) to the extent a security interest therein can be granted under the New Jersey UCC, all of the Collateral held in or credited to the Accounts; and assuming that (i) the Bond Trustee in its capacity as securities intermediary is a "securities intermediary" within the meaning of
          Section 8-102(a)(4) of the New Jersey UCC, (ii) the parties to the Indenture and the Collection Account Control Agreement, dated as of December 19, 2002, as the same may be supplemented, comply with the terms thereof, and (iii) no person or other entity other than the Bond Trustee in its capacity as trustee under the Indenture obtains and maintains "control" (as defined in Section 8-106 of the New Jersey
          UCC) of the Accounts or of any such Collateral held therein or credited thereto, then, to the extent the Accounts are "securities accounts" within the meaning of Section 8-501 (a) of the New Jersey UCC, the security interests in the Accounts and in any "securities" and "security entitlements" (within the meaning of Section 8-102 of the New Jersey UCC) held therein or credited thereto constituting Collateral will be perfected and will rank prior to any other security interest of any other creditor of the Issuer with respect thereto;

               (xii) the Issuer is not an "investment company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended;

               (xiii) the Transition Bonds, the Indenture, the Sale Agreement, the Servicing Agreement, the Issuer LLC Agreement, the Administration Agreement, the Competition Act, and the Financing Order conform to the descriptions thereof contained in the Final Prospectus; and

               (xiv) the statements included in the Final Prospectus under the captions "Material Income Tax Matters" (other than under the sub-heading "Material State of New Jersey Tax Matters", as to which such counsel need express no opinion) and "ERISA Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, provide a fair and accurate summary of such law and conclusions.

In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Issuer and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

          (d) The Representative and the Issuer have received an opinion of Seward & Kissel, counsel to the Bond Trustee, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

               (i) the Bond Trustee is a banking corporation validly existing under the laws of the State of New York;

               (ii) the Bond Trustee has the requisite power and authority to execute and deliver the Indenture, and the Indenture has been duly executed and delivered by the Bond Trustee, and constitutes a legal, valid and binding obligation of the Bond Trustee enforceable against the Bond Trustee in accordance with its terms except that such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium, liquidation or other similar laws or equitable principles affecting creditors' rights generally from time to time in effect; and

               (iii) the Transition Bonds have been duly authenticated by the Trustee.

          (e) The Representative shall have received from Dechert LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Transition Bonds, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Representative and the Bond Trustee shall have received a certificate of the Issuer, signed by the President and the principal financial or accounting officer of the Issuer, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

               (i) the representations and warranties of the Issuer in this Agreement and in the Indenture are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Issuer's knowledge, threatened; and

               (iii) since the dates as of which information is given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (x) the condition (financial or other), prospects, earnings, business or properties of the Issuer, whether or not arising from transactions in the ordinary course of business, or
          (y) the Bondable Transition Property, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (g) The Representative and the Bond Trustee shall have received a certificate of the Company, signed by a Vice President and the Treasurer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement, the Sale Agreement and the Servicing Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the dates as of which information is given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (x) the condition (financial or other), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or (y) the Bondable Transition Property, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (h) At the Closing Date, PricewaterhouseCoopers LLP, shall have furnished to the Representative (i) a letter or letters (which may refer to letters previously delivered to the Representative), dated the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and they have audited the financial statements of the Issuer included in the Registration Statement and the Final Prospectus as set forth in their report included therein and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation, and (ii) the letter, dated the Closing Date, in form and substance satisfactory to the Representative, satisfying the requirements of Section 2. l0(b)(vi) of the Indenture.

          References to the Final Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

          In addition, except as provided in Schedule I hereto, at the Execution Time, PricewaterhouseCoopers LLP, shall have furnished to the Representative a letter or letters, dated the Execution Time, in form and substance satisfactory to the Representative, to the effect set forth above.

          (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting either (i) the business, properties or financial condition of the Company or the Issuer or (ii) the Bondable Transition Property, the Transition Bonds, the Financing Order or the Competition Act, the effect of which is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Transition Bonds as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

          (j) The Representative and the Issuer shall have received on the Closing Date an opinion letter or letters of LeBoeuf, Lamb, Greene & MacRae, L.L.P., outside counsel to the Company and the Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, (i) with respect to the characterization of the transfers of the Bondable Transition Property by the Company to the Issuer as "true sales" for bankruptcy purposes, and (ii) to the effect that a court would not order the substantive consolidation of the assets and liabilities of the Issuer with those of the Company, in the event of a bankruptcy, reorganization or other insolvency proceeding involving the Company.

          (k) The Representative and the Issuer shall have received on the Closing Date an opinion letter of LeBoeuf, Lamb, Greene & MacRae, L.L.P., outside counsel for the Company and the Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that: (i) the Financing Order has been duly authorized and adopted by the BPU and is irrevocable; (ii) the decisions of the BPU adopting the Financing Order are non-appealable; and (iii) any state action (whether by legislative action, BPU action, or otherwise ) to revoke or limit the Financing Order, the Bondable Transition Property, or the Transition Bond Charges would be subject to a successful constitutional contract clause and taking clause challenge under the United States and New Jersey Constitutions, and with respect to such additional matters as shall be agreed upon with the Rating Agencies.

          (l) The Representative and the Issuer shall have received on the Closing Date an opinion letter of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel for the Company with respect to the state tax consequences of the issuance of the Transition Bonds, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that the statements included in the Final Prospectus under the caption "Material Income Tax Matters - Material State of New Jersey Tax Matters" to the extent that they constitute matters of law or legal conclusions with respect thereto, provide a fair and accurate summary of such law and conclusions.

          (m) On or prior to the Closing Date, the Company shall have furnished to the Representative (i) copies of the private letter ruling, dated July 31, 2001, issued by the Internal Revenue Service to the Company, and (ii) copies of the order issued by the SEC to the Company on November 19, 2003 under the Public Utility Holding Company Act of 1935.

          (n) The Representative and the Bond Trustee shall have received on the Closing Date an opinion letter or letters of Blank Rome Comisky & McCauley LLP, special Delaware counsel to the Issuer, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that: (i) if properly presented to a Delaware court, a Delaware court applying Delaware law, would conclude that (x) in order for a person to file a voluntary bankruptcy petition on behalf of the Issuer, the prior unanimous consent of the Managers of the Issuer (including the two Independent Managers), as provided in Section 3.04(b) of the Issuer LLC Agreement (the "Issuer LLC Agreement"), is required, and (y) such provision, contained in Section 3.04(b) of the Issuer LLC Agreement, that requires the unanimous consent of the Managers of the Issuer (including the two Independent Managers) in order for a person to file a voluntary bankruptcy petition on behalf of the Issuer, constitutes a legal, valid and binding agreement of the Member and is enforceable against the Member, in accordance with its terms; and (ii) the Issuer LLC Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member in accordance with its terms, and with respect to such additional matters as shall be agreed upon with the Rating Agencies.

          (o) The Transition Bonds shall have been rated in the long-term rating categories by each of the Rating Agencies set forth in Schedule I hereto.

          (p) On or prior to the Closing Date, the Issuer shall have delivered to the Representative evidence, in form and substance reasonably satisfactory to the Representative, that appropriate filings have been or are being made in accordance with the Competition Act and other applicable law reflecting the grant of a security interest by the Issuer in the Collateral to the Bond Trustee, including the filing of the UCC financing statements in the office of the Secretary of the State of New Jersey and the State of Delaware.

          (q) On or prior to the Closing Date, the Issuer shall have delivered to the Representative a copy of the Financing Order relating to the Transition Bonds and the Series 2003-1 Bondable Transition Property.

          (r) On or prior to the Closing Date, the Issuer shall have furnished to the Representative the documents required pursuant to Section 2.10 of the Indenture.

          (s) Prior to the Closing Date, the Issuer and the Company shall have furnished to the Representative such further information, certificates, opinions and documents as the Representative may reasonably request, including any documents provided to the Rating Agencies.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all respects satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Issuer in writing or by telephone or telegraph confirmed in writing.

          The documents required to be delivered by this Section 6 shall be delivered at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019-5389 on the Closing Date.

          7. Reimbursement of Underwriters' Expenses. If the sale of the Transition Bonds provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters under Section 9 hereof, the Company and the Issuer will, jointly and severally, reimburse the Underwriters upon demand for all out-of -pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Transition Bonds.

          8. Indemnification and Contribution.

          (a) The Company and the Issuer will, jointly and severally, indemnify and hold harmless each Underwriter, the directors, officers, members, employees and agents of each Underwriter, and each person who controls any Underwriter, within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Transition Bonds as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or the Computational Materials and ABS Term Sheets (as defined in Section 11 hereof), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party, as incurred, for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer or the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this
     Section 8(a) shall not inure to the benefit of any Underwriter or any person controlling such Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Transition Bonds that are the subject thereof, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the

     Company or the Issuer had previously furnished copies of the Final Prospectus to the Representative, (x) delivery of the Final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Transition Bonds to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company and the Issuer may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Issuer, each of their directors, each of their officers who signs the Registration Statement, and each person who controls the Company or the Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Issuer to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Issuer or the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Issuer and the Company acknowledge that the statements set forth in the third, fourth, fifth, sixth and seventh paragraphs under the heading "Underwriting The Series 2003-1 Bonds" and in the fourth paragraph under the heading "Plan of Distribution" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
     (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Issuer and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuer and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Company on the one hand and by the Underwriters on the other hand from the offering of the Transition Bonds. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Issuer and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer and the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer and the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Transition Bonds, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Issuer and the Company on the one hand or the Underwriters on the other hand. The Company, the Issuer and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter in connection with the offering of the Transition Bonds exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an

     Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Issuer or the Company within the meaning of either the Act or the Exchange Act, each officer of the Issuer or the Company who shall have signed the Registration Statement and each director of the Issuer or the Company shall have the same rights to contribution as the Issuer or the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e) The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Transition Bonds they have purchased hereunder, and not joint.

          9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Transition Bonds agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the nondefaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Transition Bonds set forth opposite their names in Schedule II hereto bears to the aggregate amount of Transition Bonds set forth opposite the names of all the remaining Underwriters) the Transition Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Transition Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Transition Bonds set forth in Schedule II hereto, the nondefaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Transition Bonds, and if such nondefaulting Underwriters do not purchase all the Transition Bonds, this Agreement will terminate without liability to any nondefaulting Underwriter, the Issuer or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding three days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Issuer and the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Issuer prior to delivery of and payment for the Transition Bonds, if prior to such time (i) there shall have occurred any change, or any development involving a prospective change, in or affecting either (A) the business, properties or financial condition of the Issuer or the Company or (B) the Bondable Transition Property, the Transition Bonds, the Financing Order or the Competition Act, the effect of which, in the judgment of the Representative, materially impairs the investment quality of the Transition Bonds or makes it impractical or inadvisable to market the Transition Bonds, (ii) trading in the Company's Common Stock shall have been suspended by the SEC or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared either by federal, New York State or New Jersey State authorities, or (iv) there shall have occurred a material disruption in securities settlement, payment or clearance services in the United States, or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or any change in financial markets or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Transition Bonds as contemplated by the Final Prospectus (exclusive of any supplement thereto).

          11. Computational Materials and ABS Term Sheets.

          (a) In connection with the offering of the Transition Bonds, each Underwriter may prepare and provide to prospective investors (i) items similar to computational materials ("Computational Materials") as defined in the no-action letter of May 20, 1994 issued by the SEC to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the SEC in response to the request of the Public Securities Association dated May 24, 1994, as well as the PSA Letter referred to below (collectively, the "No-Action Letters") and (ii) items similar to ABS term sheets ("ABS Term Sheets") as defined in the no-action letter of February 17, 1995 issued by the SEC to the Public Securities Association, subject to the following conditions:

               (i) All Computational Materials and ABS Terms Sheets provided to prospective investors that are required to be filed pursuant to the No-Action Letters shall bear a legend substantially in the form attached hereto as Exhibit A. The Issuer shall have the right to require additional specific legends or notations to appear on any Computational Materials or ABS Terms Sheets, the right to require changes regarding the use of terminology and the right to determine the types of information appearing therein. Notwithstanding the foregoing, this subsection (i) will be satisfied if all Computational Materials and ABS Term Sheets referred to herein bear a legend in a form previously approved in writing by the Issuer.

               (ii) Such Underwriter shall provide to the Issuer, for approval by the Issuer, representative forms of all Computational Materials and ABS Term Sheets at least two business days prior to their first use. Such Underwriter shall provide to the Issuer, for filing on Form 8-K as provided in Section 5(a)(x), copies (in such format as required by the Issuer) of all Computational Materials and ABS Term Sheets that are required to be filed with the SEC pursuant to the No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed if filing in such format is permitted by the No-Action Letters. All Computational Materials and ABS Term Sheets described in this subsection (ii) must be provided to the Issuer not later than 10:00 a.m. New York City time at least two business days before filing thereof is required pursuant to the terms of this Agreement. Such Underwriter shall not provide to any investor or prospective investor in the Transition Bonds any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials or ABS Term Sheets are required to be provided to the Issuer pursuant to this paragraph (ii) (other than copies of

          Computational Materials or ABS Term Sheets previously submitted to the Issuer in accordance with this paragraph (ii) for filing pursuant to
          Section 5(a)(x)), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Final Prospectus to such investor or prospective investor.

               (iii) The Issuer shall not be obligated to file any Computational Materials or ABS Term Sheets that have been determined to contain any material error or omission, provided that, at the request of any Underwriter, the Issuer will file Computational Materials or ABS Term Sheets that contain a material error or omission if clearly marked `SUPERSEDED BY MATERIALS DATED _______________" and accompanied by corrected Computational Materials or ABS Term Sheets that are marked, "MATERIAL PREVIOUSLY DATED ___________, AS CORRECTED." If, within the period during which a prospectus relating to the Transition Bonds is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Issuer or such Underwriter, to contain a material error or omission, such Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials or ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to such Underwriter they would purchase all or any portion of the Transition Bonds, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials or ABS Term Sheets (marked, "AS CORRECTED") to the Issuer for filing with the SEC in a subsequent Form 8-K submission (subject to the Issuer's obtaining an accountant's comfort letter in respect of such corrected Computational Materials or ABS Term Sheets).

               (iv) Each Underwriter shall be deemed to have represented, as of the Closing Date, that, except for Computational Materials and ABS Term Sheets provided to the Issuer pursuant to subsection (ii) above, such Underwriter did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Transition Bonds that is required to be filed with the SEC in accordance with the No-Action Letters.

               (v) In the event of any delay in the delivery by any Underwriter to the Issuer of all Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (ii) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 5(a)(x), the Issuer shall have the right to delay the release of the Final Prospectus to investors or to any Underwriter, to delay the Closing Date and to take other appropriate actions, in each case set forth in Section 5(a)(x), to file the Computational Materials and ABS Term Sheets by the time specified therein.

          (b) Each Underwriter further represents and warrants that, if and to the extent it has provided any prospective investors with any Computational Materials or ABS Term Sheets prior to the date hereof in connection with the offering of the Transition Bonds, all of the conditions set forth in clause (a) of this Section 11 have been satisfied with respect thereto.

          12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Issuer or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or of the Company, the Issuer or any of the officers, directors or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Transition Bonds. The provisions of Sections 3, 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          13. Notices. All communications hereunder will be in writing and may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such communication shall be effective when delivered, -or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, and if sent to the Representative, to them at the address specified in Schedule I hereto; and if sent to the Company, to it at Atlantic City Electric Company, 800 King Street, Post Office Box 231, Wilmington, Delaware 19899-0231,
Attention: Treasurer; and if sent to the Issuer, to it at Atlantic City Electric Transition Funding LLC, P.O. Box 15597, Wilmington, Delaware 19850-5597,
Attention: President. The parties hereto, by notice to the others, may designate additional or different addresses for subsequent communications.

          14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Issuer and the several Underwriters.

                                       Very truly yours,

                                       ATLANTIC CITY ELECTRIC COMPANY,




                                             by /s/ A.J. Kamerick
                                                ------------------------------
                                                 Name:  A.J. Kamerick
                                                 Title: Treasurer





                                       ATLANTIC CITY ELECTRIC TRANSITION
                                       FUNDING LLC,




                                             by /s/ Jeffery E. Snyder
                                                ------------------------------
                                                 Name:  Jeffery E. Snyder
                                                 Title: Asst. Treasurer

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.


MORGAN STANLEY & CO. INCORPORATED




       by /s/ Sanjeev Khanna
         ------------------------------
       Name:  Sanjeev Khanna
       Title: Executive Director





for themselves and the other several
Underwriters, if any, named in
Schedule II to the foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated December 18, 2003

Registration Statement No.  333-59558

Representative:

         Morgan Stanley & Co.
           Incorporated
         1585 Broadway
         New York, New York  10036
         Attention:  Jack Kattan

with a copy to:

         Morgan Stanley & Co.
           Incorporated
         1221 Avenue of the Americas
         New York, New York  10020
         Attention:  Michelle Wilke, Esq.

Title, Purchase Price and Description of Bonds:

          Title: Atlantic City Electric Transition Funding LLC $152,000,000 Transition Bonds, Series 2003-1

          Principal Amount, Price to Public, Underwriting Discounts and Commissions, Purchase Price to the Issuer, and Required Ratings:


                                                                                               Required
                                                          Underwriting       Purchase          Ratings
                     Principal         Price to           Discounts and      Price to          (Moody's/S&P/
                     amount of Class   Public             Commissions        the Issuer        Fitch
                     ---------------   -------------      -------------      ------------      -------------
Class A-1 Bonds      $ 46,000,000         99.97903%           0.475%           99.50403%         Aaa/AAA/AAA

Class A-2 Bonds      $ 52,000,000         99.93985%           0.475%           99.46485%         Aaa/AAA/AAA

Class A-3 Bonds      $ 54,000,000         99.99640%           0.550%           99.44640%         Aaa/AAA/AAA

         Total       $152,000,000

          Expenses: The Issuer will pay or cause to be paid all expenses incident to the performance of the obligations of the Issuer and the Company under this Agreement, including, without limitation, (i) the fees, disbursements and expenses of counsel for the Issuer and the Company in connection with the issuance and sale of the Transition Bonds, (ii) all fees and expenses incurred in connection with the registration and delivery of the Transition Bonds under the Act, and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Preliminary Final Prospectus, the Final Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities specified, (iii) all costs and expenses related to the transfer and delivery of the Transition Bonds to the Underwriters, including any transfer or other taxes payable thereon,
          (iv) the costs of printing or producing any "blue sky" memorandum in connection with the offer and sale of the Transition Bonds under state securities laws and all expenses in connection with the qualification of the Transition Bonds for the offer and sale under state securities laws as provided in Section 5(a)(v), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the "blue sky" memorandum, (v) the cost of printing the Transition Bonds, (vi) the costs and charges of any transfer agent, registrar or depository,
          (vii) the fees and expenses of the rating agencies incurred in connection with the issuance and sale of the Transition Bonds, (viii) the costs arising out of any Computational Materials and ABS Term Sheets distributed by the Underwriters in connection with the purchase and sale of the Transition Bonds, and (xi) all other costs and expenses incident to the performance of the obligations of the Issuer and the Company under this Agreement for which provision is not otherwise made herein. The Underwriters will be reimbursed by the Issuer for reasonable out-of-pocket expenses and Underwriters' Counsel fees.

       Original Issue Discount (if any):

       Redemption provisions:        5% clean-up call

Closing Date, Time and Location:     December 23, 2003, 10:00 a.m., Eastern
                                     Standard Time, at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West
                                     55th Street, New York, NY 10019-5389

Type of Offering: Delayed Offering

Date referred to in Section 5(a) (vi) and Section 5(b)(ii) after which the Issuer and the Company may offer or sell asset-backed securities in a special purpose vehicle without the consent of the Representative: December 31, 2003

                                  SCHEDULE II


                    Principal Amount of Bonds to be Purchased



                                  Class A-1          Class A-2            Class A-3
        Underwriters                Bonds              Bonds                Bonds               Total
        ------------                -----              -----                -----               -----
Morgan Stanley & Co.            $30,820,000        $34,840,000          $36,180,000         $101,840,000
Incorporated
Banc of America                   1,840,000          2,080,000            2,160,000            6,080,000
Securities
Banc One Capital                  3,220,000          3,640,000            3,780,000           10,640,000
Markets, Inc.
Credit Suisse First               3,220,000          3,640,000            3,780,000           10,640,000
Boston Corporation
Fleet Securities, Inc.            1,840,000          2,080,000            2,160,000            6,080,000
SunTrust Capital Markets,         1,840,000          2,080,000            2,160,000            6,080,000
Inc.
Wachovia Capital Markets, LLC     3,220,000          3,640,000            3,780,000           10,640,000

Total ................          $46,000,000        $52,000,000          $54,000,000         $152,000,000

                                    EXHIBIT A


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan

Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules). Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

                                    EXHIBIT B

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 10, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                        New ABS Lead-Managed Transaction

                            Computational Materials

                 Atlantic City Electric Transition Funding LLC,

                         Issuer of the Transition Bonds

                                  $152,000,000

                        Transition Bonds, Series 2003-1

                         ATLANTIC CITY ELECTRIC COMPANY

                              SELLER AND SERVICER

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 10, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                  Atlantic City Electric Transition Funding LLC
                                  $152,000,000
                         Transition Bonds, Series 2003-1

                             Transaction Highlights


Anticipated Transition Bond Structure

---------- ---------- ------------- --------------------- ------------- ------------- --------------- ------------- -------------
                                      Expected Ratings                    Expected    Payment Window   Scheduled    Legal Final
             Size       Tranche                              Fixed/       Average
  Class      ($MM)        Type      (Moody's/S&P/Fitch)     Floating    Life (Years)     (Mo/Yr)         Final
---------- ---------- ------------- --------------------- ------------- ------------- --------------- ------------- -------------
    A        152.0    Single Class      Aaa/AAA/AAA          Fixed          8.39       10/04-10/18      10/20/18      10/20/20
---------- ---------- ------------- --------------------- ------------- ------------- --------------- ------------- -------------


Issuer........................  Atlantic City Electric Transition Funding LLC

Seller / Servicer.............  Atlantic City Electric Company ("ACE")

Trustee.......................  Bank of New York

Lead Manager..................  Morgan Stanley

Co-Managers...................  Banc of America Securities, Banc One Capital Markets, Credit Suisse First Boston,
                                Fleet Securities, SunTrust Capital Markets, and Wachovia Securities

Financial Advisor to the BPU..  Bear, Stearns & Co. Inc.

Expected Pricing..............  Week of December 15, 2003

Expected Settlement...........  December 23, 2003

Interest/Principal Payments...  Quarterly on the 20th day of January, April, July and October

First Interest/Principal        October 20, 2004
Payment.......................

Day Count Basis...............  30/360


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 10, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


Credit Enhancement............  1. Mandatory true-up mechanism: enables Transition Bond Charges ("TBCs") to be adjusted to cover scheduled debt service, pay expenses, fund the overcollateralization subaccount and replenish the capital subaccount

                                2. Capital subaccount: upfront deposit of 0.5% of initial aggregate principal balance, corresponding to $760,000

                                3. Overcollateralization subaccount: 0.5% of initial aggregate principal balance, initially $0 and funded ratably over life of Transition Bonds to reach an aggregate balance of $760,000

                                4. Reserve subaccount: any collections in excess of the amounts necessary to pay fees and expenses, scheduled interest and principal, and fund the capital subaccount and the overcollateralization subaccount to its required levels

True-Up Adjustments...........                    Frequency                                        Period
                                ----------------------------------------------  ----------------------------------------------
                                                    Yearly                               October 2004 - October 2017
                                                  Quarterly                              October 2017 - October 2018

                                The BPU order also gives ACE, as servicer, the ability to apply for quarterly true-ups over the life of the transaction, and to file for monthly true-ups beginning two years before the expected maturity of the last class of transition bonds

                                Optional non-routine true-ups are also allowed to modify the true-up methodology to more accurately project and generate adequate revenues

Optional Clean-up Call........  5% of initial total principal balance

ERISA Eligibility.............  Subject to applicable ERISA exemptions

Min. Denomination.............  $1,000

Use of Proceeds...............  Refinance or retire a portion of its debt or equity, or both


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 10, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                             Scheduled Amortization
              Projected Securitization Bond Amortization Schedule
                        and Decrement Table to Maturity

       -------------------- --------------------------- -----------------
       Payment Date                        Class A ($)       Class A (%)
       -------------------- --------------------------- -----------------
       12/23/03                            152,000,000               100
       -------------------- --------------------------- -----------------
       10/20/04                            145,903,610                96
       -------------------- --------------------------- -----------------
       01/20/05                            143,669,386                95
       -------------------- --------------------------- -----------------
       04/20/05                            141,976,053                93
       -------------------- --------------------------- -----------------
       07/20/05                            140,516,241                92
       -------------------- --------------------------- -----------------
       10/20/05                            138,285,567                91
       -------------------- --------------------------- -----------------
       01/20/06                            136,387,712                90
       -------------------- --------------------------- -----------------
       04/20/06                            134,491,528                88
       -------------------- --------------------------- -----------------
       07/20/06                            132,812,230                87
       -------------------- --------------------------- -----------------
       10/20/06                            130,320,004                86
       -------------------- --------------------------- -----------------
       01/20/07                            128,280,622                84
       -------------------- --------------------------- -----------------
       04/20/07                            126,307,789                83
       -------------------- --------------------------- -----------------
       07/20/07                            124,551,960                82
       -------------------- --------------------------- -----------------
       10/20/07                            121,978,874                80
       -------------------- --------------------------- -----------------
       01/20/08                            119,847,123                79
       -------------------- --------------------------- -----------------
       04/20/08                            117,778,485                77
       -------------------- --------------------------- -----------------
       07/20/08                            115,925,054                76
       -------------------- --------------------------- -----------------
       10/20/08                            113,245,843                75
       -------------------- --------------------------- -----------------
       01/20/09                            111,128,223                73
       -------------------- --------------------------- -----------------
       04/20/09                            109,015,710                72
       -------------------- --------------------------- -----------------
       07/20/09                            106,879,475                70
       -------------------- --------------------------- -----------------
       10/20/09                            104,105,555                68
       -------------------- --------------------------- -----------------
       01/20/10                            101,747,941                67
       -------------------- --------------------------- -----------------
       04/20/10                             99,528,704                65
       -------------------- --------------------------- -----------------
       07/20/10                             97,343,816                64
       -------------------- --------------------------- -----------------
       10/20/10                             94,531,644                62
       -------------------- --------------------------- -----------------
       01/20/11                             92,083,936                61
       -------------------- --------------------------- -----------------
       04/20/11                             89,747,304                59
       -------------------- --------------------------- -----------------
       07/20/11                             87,442,682                58
       -------------------- --------------------------- -----------------
       10/20/11                             84,508,201                56
       -------------------- --------------------------- -----------------
       01/20/12                             81,942,456                54
       -------------------- --------------------------- -----------------


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 10, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


       -------------------- --------------------------- -----------------
       04/20/12                             79,489,329                52
       -------------------- --------------------------- -----------------
       07/20/12                             77,066,975                51
       -------------------- --------------------------- -----------------
       10/20/12                             74,013,534                49
       -------------------- --------------------------- -----------------
       01/20/13                             71,326,827                47
       -------------------- --------------------------- -----------------
       04/20/13                             68,751,019                45
       -------------------- --------------------------- -----------------
       07/20/13                             66,204,554                44
       -------------------- --------------------------- -----------------
       10/20/13                             63,025,554                41
       -------------------- --------------------------- -----------------
       01/20/14                             60,211,908                40
       -------------------- --------------------------- -----------------
       04/20/14                             57,507,731                38
       -------------------- --------------------------- -----------------
       07/20/14                             54,831,416                36
       -------------------- --------------------------- -----------------
       10/20/14                             51,521,067                34
       -------------------- --------------------------- -----------------
       01/20/15                             48,574,547                32
       -------------------- --------------------------- -----------------
       04/20/15                             45,735,957                30
       -------------------- --------------------------- -----------------
       07/20/15                             42,923,677                28
       -------------------- --------------------------- -----------------
       10/20/15                             39,475,793                26
       -------------------- --------------------------- -----------------
       01/20/16                             36,390,150                24
       -------------------- --------------------------- -----------------
       04/20/16                             33,410,830                22
       -------------------- --------------------------- -----------------
       07/20/16                             30,456,195                20
       -------------------- --------------------------- -----------------
       10/20/16                             26,864,311                18
       -------------------- --------------------------- -----------------
       01/20/17                             23,633,006                16
       -------------------- --------------------------- -----------------
       04/20/17                             20,506,341                13
       -------------------- --------------------------- -----------------
       07/20/17                             17,402,659                11
       -------------------- --------------------------- -----------------
       10/20/17                             13,660,007                 9
       -------------------- --------------------------- -----------------
       01/20/18                             10,303,847                 7
       -------------------- --------------------------- -----------------
       04/20/18                              7,065,725                 5
       -------------------- --------------------------- -----------------
       07/20/18                              3,849,252                 3
       -------------------- --------------------------- -----------------
       10/20/18                                      -                 0
       -------------------- --------------------------- -----------------


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 10, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                            Average Life Sensitivity


The following table highlights the sensitivity of the average life (in years) of Class A tranche to decreases in forecasted energy consumption. There can be no assurance that the weighted average life of the transition bonds will be as shown in this table.

------------------- ----------------- ---------------------------------------------------------------------
                        Targeted                Annual Declines in Forecasted Energy Consumption
      Class            Avg. Life               (5)%                   (10)%                  (15)%
------------------- ----------------- ----------------------- ---------------------- ----------------------
        A                 8.39                 8.39                   8.43                   8.51
------------------- ----------------- ----------------------- ---------------------- ----------------------

For the purposes of preparing this table, we have assumed, among other things, that:

o    The Series 2003-1 bonds are issued on December 23, 2003

o Payments on the Series 2003-1 bonds are made on each payment date, commencing on October 20, 2004

o The aggregate per annum servicing fee for the Series 2002-1 bonds and the Series 2003-1 bonds equals 0.10% of the aggregate initial principal balance of the Series 2002-1 bonds and the Series 2003-1 bonds, payable monthly

o    There are no net earnings on amounts on deposit in the collection account

o Per annum operating expenses for the Series 2003-1 bonds and the Series 2002-1 bonds, including all fees, costs and charges of the issuer, the trustee, the administrator and the independent managers, equals $400,000 in the aggregate, accruing in 12 equal monthly payments

o All transition bond charge collections are received in accordance with ACE's forecasts and deposited in the collection account

o The forecast error stays constant over the life of the transition bonds and is equal to 5%, 10% or 15% below the initial forecasted energy consumption each year as stated in the table above. The servicer will true up the transition bond charge so as to ensure the billing of transition bond charges necessary to


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 10, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


     generate the collection of amounts sufficient to (a) pay ongoing fees and expenses, (b) timely provide for all scheduled payments of principal and interest, (c) fund the capital and overcollateralization subaccounts to their required levels, and (d) return, if necessary, the reserve subaccount to a zero balance by the related payment date

o    Periodic annual standard true-ups occur on a transaction year basis

o Quarterly standard true-ups occur one year before the expected final payment date of the Series 2003-1 bonds

o    No nonstandard true-ups have been modeled

o    No optional redemption has been exercised


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

                                    EXHIBIT C

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                        New ABS Lead-Managed Transaction

                            Computational Materials

                 Atlantic City Electric Transition Funding LLC,

                         Issuer of the Transition Bonds

                                  $152,000,000

                        Transition Bonds, Series 2003-1

                         ATLANTIC CITY ELECTRIC COMPANY

                              SELLER AND SERVICER

This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                  Atlantic City Electric Transition Funding LLC
                                  $152,000,000
                         Transition Bonds, Series 2003-1

                             Transaction Highlights


Anticipated Transition Bond Structure

---------- ---------- ------------- --------------------- ------------- ------------- --------------- ------------- -------------
                                      Expected Ratings                    Expected    Payment Window   Scheduled    Legal Final
             Size       Tranche                              Fixed/       Average
  Class      ($MM)        Type      (Moody's/S&P/Fitch)     Floating    Life (Years)     (Mo/Yr)         Final
---------- ---------- ------------- --------------------- ------------- ------------- --------------- ------------- -------------
   A-1       46.0      Sequential       Aaa/AAA/AAA          Fixed          2.97        10/04-7/09      7/20/09       7/20/11
---------- ---------- ------------- --------------------- ------------- ------------- --------------- ------------- -------------
   A-2       52.0      Sequential       Aaa/AAA/AAA          Fixed          8.24        7/09-10/14      10/20/14      10/20/16
---------- ---------- ------------- --------------------- ------------- ------------- --------------- ------------- -------------
   A-3       54.0      Sequential       Aaa/AAA/AAA          Fixed         12.90       10/14-10/18      10/20/18      10/20/20
---------- ---------- ------------- --------------------- ------------- ------------- --------------- ------------- -------------

Issuer........................  Atlantic City Electric Transition Funding LLC

Seller / Servicer.............  Atlantic City Electric Company ("ACE")

Trustee.......................  Bank of New York

Lead Manager..................  Morgan Stanley

Co-Managers...................  Banc of America Securities, Banc One Capital Markets, Credit Suisse First Boston, Fleet
                                Securities, SunTrust Capital Markets, and Wachovia Securities

Financial Advisor to the BPU..  Bear, Stearns & Co. Inc.

Expected Pricing..............  Week of December 15, 2003

Expected Settlement...........  December 23, 2003

Interest/Principal Payments...  Quarterly on the 20th day of January, April, July and October

First Interest/Principal
Payment.......................  October 20, 2004

Day Count Basis...............  30/360


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


Credit Enhancement............  1. Mandatory true-up mechanism: enables Transition Bond Charges ("TBCs") to be adjusted to cover scheduled debt service, pay expenses, fund the overcollateralization subaccount and replenish the capital subaccount

                                2. Capital subaccount: upfront deposit of 0.5% of initial aggregate principal balance, corresponding to $760,000

                                3. Overcollateralization subaccount: 0.5% of initial aggregate principal balance, initially $0 and funded ratably over life of Transition Bonds to reach an aggregate balance of $760,000

                                4. Reserve subaccount: any collections in excess of the amounts necessary to pay fees and expenses, scheduled interest and principal, and fund the capital subaccount and the overcollateralization subaccount to its required levels

True-Up Adjustments...........                    Frequency                                        Period
                                ----------------------------------------------  ----------------------------------------------
                                                    Yearly                               October 2004 - October 2017
                                                  Quarterly                              October 2017 - October 2018

                                The BPU order also gives ACE, as servicer, the ability to apply for quarterly true-ups over the life of the transaction, and to file for monthly true-ups beginning two years before the expected maturity of the last class of transition bonds

                                Optional non-routine true-ups are also allowed to modify the true-up methodology to more accurately project and generate adequate revenues

Optional Clean-up Call........  5% of initial total principal balance

ERISA Eligibility.............  Subject to applicable ERISA exemptions

Min. Denomination.............  $1,000

Use of Proceeds...............  Refinance or retire a portion of its debt or equity, or both


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                             Scheduled Amortization
               Projected Securitization Bond Amortization Schedule

--------------------------------------------------------------------------------
Payment Date                Class A-1        Class A-2         Class A-3
                            ($)              ($)               ($)
--------------------------------------------------------------------------------
12/23/2003                  46,000,000       52,000,000        54,000,000
--------------------------------------------------------------------------------
10/20/2004                  39,359,305       52,000,000        54,000,000
--------------------------------------------------------------------------------
01/20/2005                  36,992,574       52,000,000        54,000,000
--------------------------------------------------------------------------------
04/20/2005                  35,182,991       52,000,000        54,000,000
--------------------------------------------------------------------------------
07/20/2005                  33,613,320       52,000,000        54,000,000
--------------------------------------------------------------------------------
10/20/2005                  31,280,217       52,000,000        54,000,000
--------------------------------------------------------------------------------
01/20/2006                  29,286,569       52,000,000        54,000,000
--------------------------------------------------------------------------------
04/20/2006                  27,301,275       52,000,000        54,000,000
--------------------------------------------------------------------------------
07/20/2006                  25,540,136       52,000,000        54,000,000
--------------------------------------------------------------------------------
10/20/2006                  22,974,188       52,000,000        54,000,000
--------------------------------------------------------------------------------
01/20/2007                  20,870,898       52,000,000        54,000,000
--------------------------------------------------------------------------------
04/20/2007                  18,842,623       52,000,000        54,000,000
--------------------------------------------------------------------------------
07/20/2007                  17,039,225       52,000,000        54,000,000
--------------------------------------------------------------------------------
10/20/2007                  14,427,339       52,000,000        54,000,000
--------------------------------------------------------------------------------
01/20/2008                  12,266,994       52,000,000        54,000,000
--------------------------------------------------------------------------------
04/20/2008                  10,178,774       52,000,000        54,000,000
--------------------------------------------------------------------------------
07/20/2008                  8,314,310        52,000,000        54,000,000
--------------------------------------------------------------------------------
10/20/2008                  5,633,531        52,000,000        54,000,000
--------------------------------------------------------------------------------
01/20/2009                  3,525,100        52,000,000        54,000,000
--------------------------------------------------------------------------------
04/20/2009                  1,431,109        52,000,000        54,000,000
--------------------------------------------------------------------------------
07/20/2009                  -                51,322,822        54,000,000
--------------------------------------------------------------------------------
10/20/2009                                   48,584,749        54,000,000
--------------------------------------------------------------------------------
01/20/2010                                   46,263,512        54,000,000
--------------------------------------------------------------------------------
04/20/2010                                   44,081,538        54,000,000
--------------------------------------------------------------------------------
07/20/2010                                   41,934,950        54,000,000
--------------------------------------------------------------------------------
10/20/2010                                   39,163,259        54,000,000
--------------------------------------------------------------------------------
01/20/2011                                   36,756,714        54,000,000
--------------------------------------------------------------------------------
04/20/2011                                   34,462,263        54,000,000
--------------------------------------------------------------------------------
07/20/2011                                   32,200,951        54,000,000
--------------------------------------------------------------------------------
10/20/2011                                   29,312,058        54,000,000
--------------------------------------------------------------------------------


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
01/20/2012                                   26,792,671        54,000,000
--------------------------------------------------------------------------------
04/20/2012                                   24,387,011        54,000,000
--------------------------------------------------------------------------------
07/20/2012                                   22,013,352        54,000,000
--------------------------------------------------------------------------------
10/20/2012                                   19,010,980        54,000,000
--------------------------------------------------------------------------------
01/20/2013                                   16,376,214        54,000,000
--------------------------------------------------------------------------------
04/20/2013                                   13,853,559        54,000,000
--------------------------------------------------------------------------------
07/20/2013                                   11,361,579        54,000,000
--------------------------------------------------------------------------------
10/20/2013                                   8,239,544         54,000,000
--------------------------------------------------------------------------------
01/20/2014                                   5,483,841         54,000,000
--------------------------------------------------------------------------------
04/20/2014                                   2,838,927         54,000,000
--------------------------------------------------------------------------------
07/20/2014                                   223,316           54,000,000
--------------------------------------------------------------------------------
10/20/2014                                   -                 50,976,265
--------------------------------------------------------------------------------
01/20/2015                                                     48,089,600
--------------------------------------------------------------------------------
04/20/2015                                                     45,307,918
--------------------------------------------------------------------------------
07/20/2015                                                     42,549,833
--------------------------------------------------------------------------------
10/20/2015                                                     39,154,571
--------------------------------------------------------------------------------
01/20/2016                                                     36,117,474
--------------------------------------------------------------------------------
04/20/2016                                                     33,183,447
--------------------------------------------------------------------------------
07/20/2016                                                     30,271,079
--------------------------------------------------------------------------------
10/20/2016                                                     26,719,570
--------------------------------------------------------------------------------
01/20/2017                                                     23,524,237
--------------------------------------------------------------------------------
04/20/2017                                                     20,429,961
--------------------------------------------------------------------------------
07/20/2017                                                     17,355,305
--------------------------------------------------------------------------------
10/20/2017                                                     13,639,442
--------------------------------------------------------------------------------
01/20/2018                                                     10,297,629
--------------------------------------------------------------------------------
04/20/2018                                                     7,065,720
--------------------------------------------------------------------------------
07/20/2018                                                     3,851,645
--------------------------------------------------------------------------------
10/20/2018                                                     -
--------------------------------------------------------------------------------


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                             Scheduled Amortization
                           Decrement Table to Maturity

--------------------------------------------------------------------------------
Payment Date                Class A-1        Class A-2         Class A-3
                            (%)              (%)               (%)
--------------------------------------------------------------------------------
12/23/2003                  100              100               100
--------------------------------------------------------------------------------
10/20/2004                  86               100               100
--------------------------------------------------------------------------------
01/20/2005                  80               100               100
--------------------------------------------------------------------------------
04/20/2005                  76               100               100
--------------------------------------------------------------------------------
07/20/2005                  73               100               100
--------------------------------------------------------------------------------
10/20/2005                  68               100               100
--------------------------------------------------------------------------------
01/20/2006                  64               100               100
--------------------------------------------------------------------------------
04/20/2006                  59               100               100
--------------------------------------------------------------------------------
07/20/2006                  56               100               100
--------------------------------------------------------------------------------
10/20/2006                  50               100               100
--------------------------------------------------------------------------------
01/20/2007                  45               100               100
--------------------------------------------------------------------------------
04/20/2007                  41               100               100
--------------------------------------------------------------------------------
07/20/2007                  37               100               100
--------------------------------------------------------------------------------
10/20/2007                  31               100               100
--------------------------------------------------------------------------------
01/20/2008                  27               100               100
--------------------------------------------------------------------------------
04/20/2008                  22               100               100
--------------------------------------------------------------------------------
07/20/2008                  18               100               100
--------------------------------------------------------------------------------
10/20/2008                  12               100               100
--------------------------------------------------------------------------------
01/20/2009                  8                100               100
--------------------------------------------------------------------------------
04/20/2009                  3                100               100
--------------------------------------------------------------------------------
07/20/2009                  -                99                100
--------------------------------------------------------------------------------
10/20/2009                                   93                100
--------------------------------------------------------------------------------
01/20/2010                                   89                100
--------------------------------------------------------------------------------
04/20/2010                                   85                100
--------------------------------------------------------------------------------
07/20/2010                                   81                100
--------------------------------------------------------------------------------
10/20/2010                                   75                100
--------------------------------------------------------------------------------
01/20/2011                                   71                100
--------------------------------------------------------------------------------
04/20/2011                                   66                100
--------------------------------------------------------------------------------
07/20/2011                                   62                100
--------------------------------------------------------------------------------
10/20/2011                                   56                100
--------------------------------------------------------------------------------


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
01/20/2012                                   52                100
--------------------------------------------------------------------------------
04/20/2012                                   47                100
--------------------------------------------------------------------------------
07/20/2012                                   42                100
--------------------------------------------------------------------------------
10/20/2012                                   37                100
--------------------------------------------------------------------------------
01/20/2013                                   31                100
--------------------------------------------------------------------------------
04/20/2013                                   27                100
--------------------------------------------------------------------------------
07/20/2013                                   22                100
--------------------------------------------------------------------------------
10/20/2013                                   16                100
--------------------------------------------------------------------------------
01/20/2014                                   11                100
--------------------------------------------------------------------------------
04/20/2014                                   5                 100
--------------------------------------------------------------------------------
07/20/2014                                   -                 100
--------------------------------------------------------------------------------
10/20/2014                                                     94
--------------------------------------------------------------------------------
01/20/2015                                                     89
--------------------------------------------------------------------------------
04/20/2015                                                     84
--------------------------------------------------------------------------------
07/20/2015                                                     79
--------------------------------------------------------------------------------
10/20/2015                                                     73
--------------------------------------------------------------------------------
01/20/2016                                                     67
--------------------------------------------------------------------------------
04/20/2016                                                     61
--------------------------------------------------------------------------------
07/20/2016                                                     56
--------------------------------------------------------------------------------
10/20/2016                                                     49
--------------------------------------------------------------------------------
01/20/2017                                                     44
--------------------------------------------------------------------------------
04/20/2017                                                     38
--------------------------------------------------------------------------------
07/20/2017                                                     32
--------------------------------------------------------------------------------
10/20/2017                                                     25
--------------------------------------------------------------------------------
01/20/2018                                                     19
--------------------------------------------------------------------------------
04/20/2018                                                     13
--------------------------------------------------------------------------------
07/20/2018                                                     7
--------------------------------------------------------------------------------
10/20/2018                                                     -
--------------------------------------------------------------------------------


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


                            Average Life Sensitivity


The following table highlights the sensitivity of the average lives (in years) of the various tranches to decreases in forecasted energy consumption. There can be no assurance that the weighted average lives of the transition bonds will be as shown in this table.

------------------- ----------------- ---------------------------------------------------------------------
                        Targeted                Annual Declines in Forecasted Energy Consumption
      Class            Avg. Life               (5)%                   (10)%                  (15)%
------------------- ----------------- ----------------------- ---------------------- ----------------------
       A-1                2.97                 2.97                   3.03                   3.13
------------------- ----------------- ----------------------- ---------------------- ----------------------
       A-2                8.24                 8.24                   8.29                   8.38
------------------- ----------------- ----------------------- ---------------------- ----------------------
       A-3               12.90                12.90                   12.92                  12.97
------------------- ----------------- ----------------------- ---------------------- ----------------------


For the purposes of preparing this table, we have assumed, among other things, that:

o    The Series 2003-1 bonds are issued on December 23, 2003

o Payments on the Series 2003-1 bonds are made on each payment date, commencing on October 20, 2004

o The aggregate per annum servicing fee for the Series 2002-1 bonds and the Series 2003-1 bonds equals 0.10% of the aggregate initial principal balance of the Series 2002-1 bonds and the Series 2003-1 bonds, payable monthly

o    There are no net earnings on amounts on deposit in the collection account

o Per annum operating expenses for the Series 2003-1 bonds and the Series 2002-1 bonds, including all fees, costs and charges of the issuer, the trustee, the administrator and the independent managers, equals $400,000 in the aggregate, accruing in 12 equal monthly payments

o All transition bond charge collections are received in accordance with ACE's forecasts and deposited in the collection account


This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Although the analyses herein may not show a negative return on the securities referred to herein, such securities are not principal protected and, in certain circumstances, investors in such securities may suffer a complete or partial loss on their investment. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley & Co. Incorporated is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

With respect to any UK recipients, this communication is directed only to those persons who are marked counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
                                                                  Morgan Stanley
ATLANTIC CITY ELECTRIC COMPANY    DECEMBER 17, 2003   SECURITIZED PRODUCTS GROUP
--------------------------------------------------------------------------------


o The forecast error stays constant over the life of the transition bonds and is equal to 5%, 10% or 15% below the initial forecasted energy consumption each year as stated in the table above. The servicer will true up the transition bond charge so as to ensure the billing of transition bond charges necessary to generate the collection of amounts sufficient to (a) pay ongoing fees and expenses, (b) timely provide for all scheduled payments of principal and interest, (c) fund the capital and overcollateralization subaccounts to their required levels, and (d) return, if necessary, the reserve subaccount to a zero balance by the related payment date

o    Periodic annual standard true-ups occur on a transaction year basis

o Quarterly standard true-ups occur one year before the expected final payment date of the last class of the Series 2003-1 bonds

o    No nonstandard true-ups have been modeled

o    No optional redemption has been exercised



This information is furnished on a confidential basis and may not be reproduced in whole or in part and is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information provided by Atlantic City Electric Transition Funding LLC and Atlantic City Electric Company with respect to the expected characteristics of the transition property securing these securities. The actual characteristics and performance of the transition property will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. Morgan Stanley & Co. Incorporated makes no representation or warranty with respect to the appropriateness, usefulness, accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus and Prospectus Supplement prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus and Prospectus Supplement. Such Prospectus and Prospectus Supplement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus and Prospectus Supplement. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made
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